Exhibit 99.1
Unaudited Pro Forma Information
     Our discussion of our unaudited pro forma information includes non-GAAP financial results that assume the Merger occurred on January 1, 2008. These financial results exclude the impact of purchase price accounting adjustments, impairment and refinancing transactions. The discussion also includes the following non-GAAP financial measures: average self-pay monthly churn; conversion rate; average monthly revenue per subscriber, or ARPU; subscriber acquisition cost, or SAC, as adjusted, per gross subscriber addition; customer service and billing expenses, as adjusted, per average subscriber; free cash flow; and adjusted income (loss) from operations. We believe this non-GAAP financial information provides meaningful supplemental information regarding our operating performance and is used for internal management purposes, when publicly providing the business outlook, and as a means to evaluate period-to-period comparisons. Please refer to the footnotes for the definitions and a further discussion of the usefulness of such non-GAAP financial information.
     Subscribers and Key Operating Metrics. The following tables contain our pro forma subscribers and key operating metrics for the years ended December 31, 2006, 2007 and 2008 and the three months ended March 31, 2008 and 2009:
Unaudited Actual and Pro Forma Quarterly Subscribers and Metrics:

	Unaudited for the			Unaudited for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Beginning subscribers	5,932,957	7,628,552	9,026,837	9,026,837	9,850,741
Gross subscriber additions	3,871,486	3,893,773	3,956,653	1,038,234	700,949
Deactivated subscribers	(2,175,891)	(2,495,488)	(3,132,749)	(734,859)	(895,628)

Net additions	1,695,595	1,398,285	823,904	303,375	(194,679)

Ending subscribers	7,628,552	9,026,837	9,850,741	9,330,212	9,656,062

Retail	4,412,755	4,598,006	4,319,632	4,546,712	4,122,682
OEM	3,210,363	4,367,636	5,442,724	4,705,501	5,441,161
Rental	5,434	61,195	88,385	77,999	92,219

Ending subscribers	7,628,552	9,026,837	9,850,741	9,330,212	9,656,062

Retail	811,661	192,560	(278,374)	(51,294)	(196,950)
OEM	922,428	1,154,100	1,075,088	337,865	(1,563)
Rental	(38,494)	51,625	27,190	16,804	3,834

Net additions	1,695,595	1,398,285	823,904	303,375	(194,679)

Self-pay	7,068,024	8,188,282	9,095,579	8,415,737	8,991,178
Paid promotional	560,528	838,555	755,162	914,475	664,884

Ending subscribers	7,628,552	9,026,837	9,850,741	9,330,212	9,656,062

Self-pay	1,639,610	1,120,258	907,297	227,455	(104,401)
Paid promotional	55,985	278,027	(83,393)	75,920	(90,278)

Net additions	1,695,595	1,398,285	823,904	303,375	(194,679)

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Average self-pay monthly churn (1)(7)	1.8%	1.8%	1.7%	1.8%	2.1%
Conversion rate (2)(7)	53.3%	52.7%	50.7%	53.3%	48.6%
ARPU (3)(7)	$10.70	$10.74	$10.48	$10.54	$10.48
SAC, as adjusted, per gross subscriber addition (4)(7)	$65	$73	$68	$73	$49
Customer service and billing expenses, as adjusted, per average subscriber (5)(7)	$1.26	$1.25	$1.22	$1.21	$1.14
Total revenue	$933,417	$1,136,542	$1,283,902	$308,454	$320,735
Free cash flow (6)(7)	$(733,720)	$(286,245)	$(288,112)	$(124,564)	$37,502
Adjusted income (loss) from operations (8)	$(166,172)	$(238,042)	$(78,822)	$(30,697)	$53,658
Net loss	$(718,872)	$(682,381)	$(480,796)	$(129,269)	$(46,113)

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Revenue:
Subscriber revenue, including effects of rebates	$841,818	$1,024,833	$1,170,872	$280,869	$301,158
Advertising revenue, net of agency fees	35,330	39,148	32,753	9,118	4,520
Equipment revenue	21,720	28,333	32,388	4,321	5,917
Other revenue	34,549	44,228	47,889	14,146	9,140

Total revenue	933,417	1,136,542	1,283,902	308,454	320,735
Operating expenses (depreciation and amortization shown separately below) (1):
Cost of services:
Satellite and transmission	66,539	76,012	72,712	18,706	14,486
Programming and content	154,318	175,045	192,066	49,019	44,899
Revenue share and royalties	149,010	256,344	288,242	68,822	70,477
Customer service and billing	103,533	124,293	140,015	33,421	33,326
Cost of equipment	48,949	62,003	32,312	8,551	3,465
Sales and marketing	230,845	245,478	197,936	45,853	34,255
Subscriber acquisition costs	224,862	249,976	270,662	71,524	36,892
General and administrative	92,760	160,285	140,715	34,698	25,483
Engineering, design and development	28,773	25,148	28,064	8,557	3,794
Depreciation and amortization	168,880	187,196	136,129	45,483	23,943
Share-based payment expense	68,046	86,199	55,188	17,504	12,184

Total operating expenses	1,336,515	1,647,979	1,554,041	402,138	303,204

Loss from operations	(403,098)	(511,437)	(270,139)	(93,684)	17,531
Other income (expense):
Interest and investment income	21,664	14,084	6,309	1,675	528
Interest expense, net of amounts capitalized	(121,304)	(116,605)	(164,050)	(29,327)	(56,416)
Gain on change in value of embedded derivative	—	—	—	—	—
Loss from redemption of debt	(122,189)	(3,693)	—	—	(627)
Loss on investments	(99,801)	(56,156)	(38,772)	(4,177)	(6,937)
Other (expense) income	5,842	(9,513)	(11,669)	(3,425)	386

Total other income (expense)	(315,788)	(171,883)	(208,182)	(35,254)	(63,066)

Loss before income taxes	(718,886)	(683,320)	(478,321)	(128,938)	(45,535)
Income tax (expense) benefit	14	939	(2,475)	(331)	(578)

Net loss	(718,872)	(682,381)	(480,796)	(129,269)	(46,113)
Add: net loss attributable to noncontrolling interests	—	11,532	9,031	3,238	—

Net loss - controlling interests	$(718,872)	$(670,849)	$(471,765)	$(126,031)	$(46,113)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$5,529	$5,024	$4,130	$1,435	$611
Programming and content	10,878	8,855	7,378	2,543	1,529
Customer service and billing	1,338	2,483	2,892	889	523
Sales and marketing	11,097	24,452	9,615	3,652	1,522
Subscriber acquisition costs	—	9,167	—	—	—
General and administrative	30,549	28,289	24,134	6,522	6,741
Engineering, design and development	8,655	7,929	7,039	2,463	1,258

Total share-based payment expense	$68,046	$86,199	$55,188	$17,504	$12,184

Footnotes to Results of Operations
(1)	Average self-pay monthly churn represents the monthly average of self-pay deactivations by the quarter divided by the average self-pay subscriber balance for the quarter.

(2)	We measure the percentage of subscribers that receive our service and convert to self-paying after the initial promotion period. We refer to this as the “conversion rate.” At the time of sale, vehicle owners generally receive between three and twelve month prepaid trial subscriptions and we receive a subscription fee from the OEM. Promotional periods generally include the period of trial service plus 30 days to handle the receipt and processing of payments. We measure conversion rate three months after the period in which the trial service ends. Based on our experience it may take up to 90 days after the trial service ends for subscribers to respond to our marketing communications and become self-paying subscribers.

(3)	ARPU is derived from total earned subscriber revenue and net advertising revenue, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. ARPU is calculated as follows (in thousands, except for per subscriber amounts):

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Subscriber revenue	$841,818	$1,024,833	$1,170,872	$280,869	$301,158
Net advertising revenue	35,330	39,148	32,753	9,118	4,520

Total subscriber and net advertising revenue	$877,148	$1,063,981	$1,203,625	$289,987	$305,678

Daily weighted average number of subscribers	6,832,167	8,256,659	9,572,997	9,169,341	9,727,153
ARPU	$10.70	$10.74	$10.48	$10.54	$10.48
(4)	SAC, as adjusted, per gross subscriber addition is derived from subscriber acquisition costs and margins from the direct sale of radios and accessories, excluding share-based payment expense divided by the number of gross subscriber additions for the period. SAC, as adjusted, per gross subscriber addition is calculated as follows (in thousands, except for per subscriber amounts):

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Subscriber acquisition cost	$224,862	$259,143	$270,662	$71,524	$36,892
Less: share-based payment expense granted to third parties and employees	—	(9,167)	—	—	—
Less/Add: margin from direct sales of radios and accessories	27,229	33,670	(76)	4,230	(2,452)

SAC, as adjusted	$252,091	$283,646	$270,586	$75,754	$34,440

Gross subscriber additions	3,871,486	3,893,773	3,956,653	1,038,234	700,949
SAC, as adjusted, per gross subscriber addition	$65	$73	$68	$73	$49
(5)	Customer service and billing expenses, as adjusted, per average subscriber is derived from total customer service and billing expenses, excluding share-based payment expense, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. Customer service and billing expenses, as adjusted, per average subscriber is calculated as follows (in thousands, except for per subscriber amounts):

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Customer service and billing expenses	$104,871	$126,776	$142,907	$34,310	$33,849
Less: share-based payment expense	(1,338)	(2,483)	(2,892)	(889)	(523)

Customer service and billing expenses, as adjusted	$103,533	$124,293	$140,015	$33,421	$33,326

Daily weighted average number of subscribers	6,832,167	8,256,659	9,572,997	9,169,341	9,727,153
Customer service and billing expenses, as adjusted, per average subscriber	$1.26	$1.25	$1.22	$1.21	$1.14
(6)	Free cash flow is calculated as follows:

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Net cash used in operating activities	$(462,091)	$(154,730)	$(243,847)	$(107,696)	$41,059
Additions to property and equipment	(275,019)	(133,338)	(44,290)	(16,868)	(3,557)
Restricted and other investment activity	3,390	1,823	25	—	—

Free cash flow	$(733,720)	$(286,245)	$(288,112)	$(124,564)	$37,502

(7)	Average self-pay monthly churn; conversion rate; ARPU; SAC, as adjusted, per gross subscriber addition; customer service and billing expenses, as adjusted, per average subscriber; and free cash flow are not measures of financial performance under U.S. generally accepted accounting principles (“GAAP”). We believe these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance and are used by us for budgetary and planning purposes; when publicly providing our business outlook; as a means to evaluate period-to-period comparisons; and to compare our performance to that of our competitors. We also believe that investors also use our current and projected metrics to monitor the performance of our business and to make investment decisions.

We believe the exclusion of share-based payment expense in our calculations of SAC, as adjusted, per gross subscriber addition and customer service and billing expenses, as adjusted, per average subscriber is useful given the significant variation in expense that can result from changes in the fair market value of SIRIUS’ common stock, the effect of which is unrelated to the operational conditions that give rise to variations in the components of our subscriber acquisition costs and customer service and billing expenses. Specifically, the exclusion of share-based payment expense in our calculation of SAC, as adjusted, per gross subscriber addition is critical in being able to understand the economic impact of the direct costs incurred to acquire a subscriber and the effect over time as economies of scale are reached.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures may be susceptible to varying calculations; may not be comparable to other similarly titled measures of other companies; and should not be considered in isolation, as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP.

(8)	We refer to net loss before interest and investment income, interest expense net of amounts capitalized, income tax expense, gain on change in value of embedded derivative, loss from redemption of debt, loss on investments, other expense (income), depreciation and amortization, and share-based payment expense as adjusted income (loss) from operations. Adjusted income (loss) from operations is not a measure of financial performance under U.S. GAAP. We believe adjusted income (loss) from operations is a useful measure of our operating performance. We use adjusted income (loss) from operations for budgetary and planning purposes; to assess the relative profitability and on-going performance of our consolidated operations; to compare our performance from period-to-period; and to compare our performance to that of our competitors. We also believe adjusted income (loss) from operations is useful to investors to compare our operating performance to the performance of other communications, entertainment and media companies. We believe that investors use current and projected adjusted income (loss) from operations to estimate our current or prospective enterprise value and make investment decisions.

Because we fund and build-out our satellite radio system through the periodic raising and expenditure of large amounts of capital, our results of operations reflect significant charges for interest and depreciation expense. We believe adjusted income (loss) from operations provides useful information about the operating performance of our business apart from the costs associated with our capital structure and physical plant. The exclusion of interest and depreciation and amortization expense is useful given fluctuations in interest rates and significant variation in depreciation and amortization expense that can result from the amount and timing of capital expenditures and potential variations in estimated useful lives, all of which can vary widely across different industries or among companies within the same industry. We believe the exclusion of taxes is appropriate for comparability purposes as the tax positions of companies can vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the various jurisdictions in which they operate. We also believe the exclusion of share-based payment expense is useful given the significant variation in expense that can result from changes in the fair market value of our common stock. To compensate for the exclusion of taxes, other (expense) income, depreciation and amortization and share-based payment expense, we separately measure and budget for these items.

There are material limitations associated with the use of adjusted income (loss) from operations in evaluating our company compared with net loss, which reflects overall financial performance, including the effects of taxes, other income (expense), depreciation and amortization and share-based payment expense. We use adjusted income (loss) from operations to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Investors that wish to compare and evaluate our operating results after giving effect for these costs, should refer to net loss as disclosed in our unaudited consolidated statements of operations. Since adjusted income (loss) from operations is a non-GAAP financial measure, our calculation of adjusted income (loss) from operations may be susceptible to varying calculations; may not be comparable to other similarly titled measures of other companies; and should not be considered in isolation, as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP.

Adjusted income (loss) from operations is calculated as follows:

	Unaudited Proforma for the			Unaudited Proforma for the
	Years Ended December 31,			Three Months Ended March 31,
	2006	2007	2008	2008	2009
Reconciliation of Net loss to Adjusted income (loss) from operations:
Net loss	$(718,872)	$(682,381)	$(480,796)	$(129,269)	$(46,113)
Add back Net loss items excluded from Adjusted income (loss) from operations:
Interest and investment income	(21,664)	(14,084)	(6,309)	(1,675)	(528)
Interest expense, net of amounts capitalized	121,304	116,605	164,050	29,327	56,416
Income tax expense	(14)	(939)	2,475	331	578
Gain on change in value of embedded derivative	—	—	—	—	—
Loss from redemption of debt	122,189	3,693	—	—	627
Loss on investments	99,801	56,156	38,772	4,177	6,937
Other expense (income)	(5,842)	9,513	11,669	3,425	(386)

Income (loss) from operations	(403,098)	(511,437)	(270,139)	(93,684)	17,531
Impairment of goodwill	—	—	—	—	—
Depreciation and amortization	168,880	187,196	136,129	45,483	23,943
Share-based payment expense	68,046	86,199	55,188	17,504	12,184

Adjusted income (loss) from operations	$(166,172)	$(238,042)	$(78,822)	$(30,697)	$53,658

There are material limitations associated with the use of a pro forma unadjusted results of operations in evaluating our company compared with our GAAP Results of operations, which reflects overall financial performance. We use pro forma unadjusted results of operations to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. Investors that wish to compare and evaluate our operating results after giving effect for these costs, should refer to Results of operations as disclosed in our unaudited consolidated statements of operations. Since pro forma unadjusted results of operations is a non-GAAP financial measure, our calculations may not be comparable to other similarly titled measures of other companies; and should not be considered in isolation, as a substitute for, or superior to measures of financial performance prepared in accordance with GAAP.

(9)	The following tables reconcile our GAAP Results of operations to our non-GAAP pro forma unadjusted results of operations:

	Unaudited For the Year Ended December 31, 2006
	Predecessor
	Financial	Allocation of Share-
	Information	based Payment Expense	Pro Forma
Revenue:
Subscriber revenue, including effects of rebates	$841,818	$—	$841,818
Advertising revenue, net of agency fees	35,330	—	35,330
Equipment revenue	21,720	—	21,720
Other revenue	34,549	—	34,549

Total revenue	933,417	—	933,417
Operating expenses (excludes depreciation and amortization shown separately below) (1)
Cost of services:
Satellite and transmission	72,068	(5,529)	66,539
Programming and content	165,196	(10,878)	154,318
Revenue share and royalties	149,010	—	149,010
Customer service and billing	104,871	(1,338)	103,533
Cost of equipment	48,949	—	48,949
Sales and marketing	241,942	(11,097)	230,845
Subscriber acquisition costs	224,862	—	224,862
General and administrative	123,309	(30,549)	92,760
Engineering, design and development	37,428	(8,655)	28,773
Impairment of goodwill	—	—	—
Depreciation and amortization	168,880	—	168,880
Share-based payment expense	—	68,046	68,046

Total operating expenses	1,336,515	—	1,336,515

Loss from operations	(403,098)	—	(403,098)
Other income (expense)
Interest and investment income	21,664	—	21,664
Interest expense, net of amounts capitalized	(121,304)	—	(121,304)
Gain on change in value of embedded derivative	—	—	—
Loss from redemption of debt	(122,189)	—	(122,189)
Loss on investments	(99,801)	—	(99,801)
Other (expense) income	5,842	—	5,842

Total other expense	(315,788)	—	(315,788)

Loss before income taxes	(718,886)	—	(718,886)
Income tax expense	14	—	14

Net loss	(718,872)	—	(718,872)
Add: net loss attributable to noncontrolling interests	—	—	—

Net loss - controlling interests	$(718,872)	$—	$(718,872)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$5,529	$—	$5,529
Programming and content	10,878	—	10,878
Customer service and billing	1,338	—	1,338
Sales and marketing	11,097	—	11,097
Subscriber acquisition costs	—	—	—
General and administrative	30,549	—	30,549
Engineering, design and development	8,655	—	8,655

Total share-based payment expense	$68,046	$—	$68,046

	Unaudited For the Year Ended December 31, 2007
	Predecessor
	Financial	Allocation of Share-
	Information	based Payment Expense	Pro Forma
Revenue:
Subscriber revenue, including effects of rebates	$1,024,833	$—	$1,024,833
Advertising revenue, net of agency fees	39,148	—	39,148
Equipment revenue	28,333	—	28,333
Other revenue	44,228	—	44,228

Total revenue	1,136,542	—	1,136,542
Operating expenses (excludes depreciation and amortization shown separately below) (1)
Cost of services:
Satellite and transmission	81,036	(5,024)	76,012
Programming and content	183,900	(8,855)	175,045
Revenue share and royalties	256,344	—	256,344
Customer service and billing	126,776	(2,483)	124,293
Cost of equipment	62,003	—	62,003
Sales and marketing	269,930	(24,452)	245,478
Subscriber acquisition costs	259,143	(9,167)	249,976
General and administrative	188,574	(28,289)	160,285
Engineering, design and development	33,077	(7,929)	25,148
Impairment of goodwill	—	—	—
Depreciation and amortization	187,196	—	187,196
Share-based payment expense	—	86,199	86,199

Total operating expenses	1,647,979	—	1,647,979

Loss from operations	(511,437)	—	(511,437)
Other income (expense)
Interest and investment income	14,084	—	14,084
Interest expense, net of amounts capitalized	(116,605)	—	(116,605)
Gain on change in value of embedded derivative	—	—	—
Loss from redemption of debt	(3,693)	—	(3,693)
Loss on investments	(56,156)	—	(56,156)
Other (expense) income	(9,513)	—	(9,513)

Total other expense	(171,883)	—	(171,883)

Loss before income taxes	(683,320)	—	(683,320)
Income tax expense	939	—	939

Net loss	(682,381)	—	(682,381)
Add: net loss attributable to noncontrolling interests	—	—	—

Net loss - controlling interests	$(682,381)	$—	$(682,381)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$5,024	$—	$5,024
Programming and content	8,855	—	8,855
Customer service and billing	2,483	—	2,483
Sales and marketing	24,452	—	24,452
Subscriber acquisition costs	9,167	—	9,167
General and administrative	28,289	—	28,289
Engineering, design and development	7,929	—	7,929

Total share-based payment expense	$86,199	$—	$86,199

	Unaudited For the Year Ended December 31, 2008
	Predecessor	Successor	Purchase Price
	Financial	Financial	Accounting	Allocation of Share-
	Information	Information	Adjustments (a)	based Payment Expense	Pro Forma
Revenue:
Subscriber revenue, including effects of rebates	$467,489	$664,850	$38,533	$—	$1,170,872
Advertising revenue, net of agency fees	10,010	22,743	—	—	32,753
Equipment revenue	18,991	13,397	—	—	32,388
Other revenue	14,664	30,204	3,021	—	47,889

Total revenue	511,154	731,194	41,554	—	1,283,902
Operating expenses (excludes depreciation and amortization shown separately below) (1)
Cost of services:
Satellite and transmission	29,852	46,566	424	(4,130)	72,712
Programming and content	47,621	117,156	34,667	(7,378)	192,066
Revenue share and royalties	91,132	166,606	30,504	—	288,242
Customer service and billing	59,767	82,947	193	(2,892)	140,015
Cost of equipment	12,299	20,013	—	—	32,312
Sales and marketing	76,104	126,054	5,393	(9,615)	197,936
Subscriber acquisition costs	64,865	174,083	31,714	—	270,662
General and administrative	47,322	116,444	1,083	(24,134)	140,715
Engineering, design and development	11,658	23,045	400	(7,039)	28,064
Impairment of goodwill	6,601,046	—	(6,601,046)	—	—
Depreciation and amortization	94,310	88,749	(46,930)	—	136,129
Share-based payment expense	—	—	—	55,188	55,188

Total operating expenses	7,135,976	961,663	(6,543,598)	—	1,554,041

Loss from operations	(6,624,822)	(230,469)	6,585,152	—	(270,139)
Other income (expense)
Interest and investment income	3,296	3,013	—	—	6,309
Interest expense, net of amounts capitalized	(107,155)	(73,937)	17,042	—	(164,050)
Gain on change in value of embedded derivative	322,347	—	(322,347)	—	—
Loss from redemption of debt	—	—	—	—	—
Loss on investments	(25,762)	(13,010)	—	—	(38,772)
Other (expense) income	(5,126)	(6,543)	—	—	(11,669)

Total other expense	187,600	(90,477)	(305,305)	—	(208,182)

Loss before income taxes	(6,437,222)	(320,946)	6,279,847	—	(478,321)
Income tax expense	(963)	(1,512)	—	—	(2,475)

Net loss	(6,438,185)	(322,458)	6,279,847	—	(480,796)
Add: net loss attributable to noncontrolling interests	—	—	—	—	—

Net loss - controlling interests	$(6,438,185)	$(322,458)	$6,279,847	$—	$(480,796)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$1,282	$2,745	$103	$—	$4,130
Programming and content	2,152	4,949	277	—	7,378
Customer service and billing	831	1,869	192	—	2,892
Sales and marketing	2,068	7,047	500	—	9,615
Subscriber acquisition costs	—	—	—	—	—
General and administrative	9,851	13,200	1,083	—	24,134
Engineering, design and development	1,790	4,675	574	—	7,039

Total share-based payment expense	$17,974	$34,485	$2,729	$—	$55,188

(a) Includes impairment of goodwill.

	Unaudited For the Three Months Ended March 31, 2008
	Predecessor	Allocation of Share-
	Financial	based Payment
	Information	Expense	Pro Forma
Revenue:
Subscriber revenue, including effects of rebates	$280,869	$—	$280,869
Advertising revenue, net of agency fees	9,118	—	9,118
Equipment revenue	4,321	—	4,321
Other revenue	14,146	—	14,146

Total revenue	308,454	—	308,454
Operating expenses (excludes depreciation and amortization shown separately below) (1)
Cost of services:
Satellite and transmission	20,141	(1,435)	18,706
Programming and content	51,562	(2,543)	49,019
Revenue share and royalties	68,822	—	68,822
Customer service and billing	34,310	(889)	33,421
Cost of equipment	8,551	—	8,551
Sales and marketing	49,505	(3,652)	45,853
Subscriber acquisition costs	71,524	—	71,524
General and administrative	41,220	(6,522)	34,698
Engineering, design and development	11,020	(2,463)	8,557
Depreciation and amortization	45,483	—	45,483
Share-based payment expense	—	17,504	17,504

Total operating expenses	402,138	—	402,138

Income (loss) from operations	(93,684)	—	(93,684)
Other income (expense)
Interest and investment income	1,675	—	1,675
Interest expense, net of amounts capitalized	(29,327)	—	(29,327)
Gain on change in value of embedded derivative	—		—
Loss from redemption of debt	—	—	—
Loss on investments	(4,177)	—	(4,177)
Other (expense) income	(3,425)	—	(3,425)

Total other expense	(35,254)	—	(35,254)

Loss before income taxes	(128,938)	—	(128,938)
Income tax expense	(331)	—	(331)

Net loss	(129,269)	—	(129,269)
Add: net loss attributable to noncontrolling interests	3,238	—	3,238

Net loss - controlling interests	$(126,031)	$—	$(126,031)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$1,435	$—	$1,435
Programming and content	2,543	—	2,543
Customer service and billing	889	—	889
Sales and marketing	3,652	—	3,652
Subscriber acquisition costs	—	—	—
General and administrative	6,522	—	6,522
Engineering, design and development	2,463	—	2,463

Total share-based payment expense	$17,504	$—	$17,504

	Unaudited For the Three Months Ended March 31, 2009
	Successor	Purchase Price	Allocation of Share-
	Financial	Accounting	based Payment
	Information	Adjustments	Expense	Pro Forma
Revenue:
Subscriber revenue, including effects of rebates	$284,469	$16,689	$—	$301,158
Advertising revenue, net of agency fees	4,520	—	—	4,520
Equipment revenue	5,917	—	—	5,917
Other revenue	7,328	1,812	—	9,140

Total revenue	302,234	18,501	—	320,735
Operating expenses (excludes depreciation and amortization shown separately below) (1)
Cost of services:
Satellite and transmission	14,770	327	(611)	14,486
Programming and content	27,538	18,890	(1,529)	44,899
Revenue share and royalties	49,682	20,795	—	70,477
Customer service and billing	33,732	117	(523)	33,326
Cost of equipment	3,465	—	—	3,465
Sales and marketing	32,119	3,658	(1,522)	34,255
Subscriber acquisition costs	26,250	10,642	—	36,892
General and administrative	31,752	472	(6,741)	25,483
Engineering, design and development	4,751	301	(1,258)	3,794
Depreciation and amortization	54,827	(30,884)	—	23,943
Share-based payment expense	—	—	12,184	12,184

Total operating expenses	278,886	24,318	—	303,204

Income (loss) from operations	23,348	(5,817)	—	17,531
Other income (expense)
Interest and investment income	528	—	—	528
Interest expense, net of amounts capitalized	(68,200)	11,784	—	(56,416)
Gain on change in value of embedded derivative	(58,203)	58,203		—
Loss from redemption of debt	(627)	—	—	(627)
Loss on investments	(6,937)	—	—	(6,937)
Other (expense) income	386	—	—	386

Total other expense	(133,053)	69,987	—	(63,066)

Loss before income taxes	(109,705)	64,170	—	(45,535)
Income tax expense	(578)	—	—	(578)

Net loss	(110,283)	64,170	—	(46,113)
Add: net loss attributable to noncontrolling interests	—	—	—	—

Net loss - controlling interests	$(110,283)	$64,170	$—	$(46,113)

(1) Amounts related to share-based payment expense included in operating expenses were as follows:

Satellite and transmission	$504	$107	$—	$611
Programming and content	1,398	131	—	1,529
Customer service and billing	406	117	—	523
Sales and marketing	1,329	193	—	1,522
Subscriber acquisition costs	—	—	—	—
General and administrative	6,269	472	—	6,741
Engineering, design and development	957	301	—	1,258

Total share-based payment expense	$10,863	$1,321	$—	$12,184